EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IVAX Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2003, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas E. Beier, Senior Vice President – Finance and Chief Financial Officer, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS E. BEIER
Thomas E. Beier
Senior Vice President – Finance and
Chief Financial Officer
May 14, 2003